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                                                            EXHIBIT 24.1

                          CONSENT OF COUNSEL

     We hereby consent to the reference to us in the prospectus constituting part of this Pre-Effective Amendment No. 1 to the Registration Statement for Heartland Communications & Management, Inc. under the caption "Legal Matters.''

                                                 THE HEIDEMAN LAW GROUP, P.C.


Washington, D.C.
July 24, 1997